SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: May 27, 1997

                     OLD REPUBLIC INTERNATIONAL CORPORATION
             (Exact name of registrant as specified on its charter)

              DELAWARE                0-4625              36-2678171
    (State or other jurisdiction   (Commission         (I.R.S. Employer
          of incorporation         File Number)       Identification No.)

               307 North Michigan Avenue, Chicago, Illinois 60601
               (Address of principal executive offices)   (Zip Code)

                                  312/346-8100
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Item 5.                    Other Events.

         The Board of Directors of Old Republic International Corporation (the "Company") has approved the extension of benefits afforded by the Company's existing shareholder rights plan, dated as of June 26, 1987 (the "Existing Agreement"), by amending and restating its existing provisions in an Amended and Restated Agreement dated as of May 15, 1997 (the "Amended Agreement"). The Amended Agreement, like the Existing Agreement, is intended to deter coercive or abusive tender offers and market accumulations. The Amended Agreement encourages an acquiror to negotiate with the Company's Board of Directors and enhances the Board's ability to act in the best interest of all the Company's shareholders.

         Among other things, the Amended Agreement contains the following revisions to the Existing Agreement: (i) the name and address of the Rights Agent have been changed to reflect its current name, First Chicago Trust Company of New York, and its current address in Jersey City, New Jersey; (ii) the term of the shareholder rights plan has been extended from June 26, 1997 to June 26, 2007; (iii) fractional shares of a new series of preferred stock of the Company have been substituted for shares of Common Stock upon exercise of the Rights under certain circumstances; (iv) any Rights beneficially owned by the


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beneficial owner of 20% or more of the Company's Common Stock are null and void;
(v) certain transactions or self dealing events by a 20% beneficial owner are no longer required in order for the Rights to become exercisable; (vi) the Board of Directors may now exchange shares of the Company's Common Stock for the Rights under certain circumstances, (vii) the circumstances under which the Rights may be redeemed or the Amended Agreement amended have been revised; (viii) a provision has been incorporated which exempts certain permitted offers and inadvertent acquisitions from the operation of the Amended Agreement.

         The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Agreement, a copy of which has been filed as Exhibit 4.1 to the Company's Amendment No. 1 on Form 8-A/A-1 filed with the Securities and Exchange Commission on May 27, 1997 and is incorporated herein by reference.

Item 7.                             Financial Statements and Exhibits.

(c)                                 Exhibits.

Exhibit No.                                          Exhibit
-----------                                          -------

         4.1 Amended and Restated Rights Agreement, dated as of May 15, 1997, between Old Republic International Corporation and First Chicago Trust Company of New York, which includes as Exhibit A thereto, the Certificate of Designations of Series A Junior Participating Preferred Stock of Old Republic International Corporation, and as Exhibit B thereto, the Form of Rights Certificate.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      OLD REPUBLIC INTERNATIONAL CORPORATION
                                                   (Registrant)

                                            By:        /s/Aldo C. Zucaro
                                               --------------------------------
                                                         Aldo C. Zucaro
                                                   Chairman of the Board and
                                                    Chief Executive Officer

Dated:  May 27, 1997
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                                INDEX TO EXHIBITS

Exhibit No.                                 Exhibit                       Page
-----------                                 -------                       ----

    4.1 Amended and Restate Rights Agreement * as of May 15, 1997, between Old Republic International Corporation and First Chicago Trust Company of New York, which includes as Exhibit A thereto, the Certificate of Designations of the Series A Junior Participating Preferred Stock of Old Republic International Corporation and as Exhibit B thereto, the Form of Rights Certificate.

* Incorporated by reference to Exhibit 4.1 to the Company's Amendment No. 1 on Form 8-A/A-1 filed with the Securities and Exchange Commission on May 27, 1997.

DCN:

LANGUAGE: ENGLISH

LOAD-DATE: May 27, 1997

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